Derviative Financial Liabilities	6 Months Ended
Jun. 30, 2024
Derviative Financial Liabilities [Abstract]
DERVIATIVE FINANCIAL LIABILITIES

5. DERVIATIVE FINANCIAL LIABILITIES

Warrants

The Group issued 17,250,000 warrants, including (i) 12,750,000 warrants issued to former stockholders of Tiberius (the “Public Warrants”) and (ii) 4,500,000 warrants that were issued in exchange for 4,500,000 Tiberius warrants transferred to former shareholders of International General Insurance Holdings Limited - Dubai (the “Private Warrants”).

The Public Warrants and Private Warrants broadly had similar terms.

On July 28, 2023, the Company announced that it had commenced an offer to purchase all of its outstanding Warrants. As per the terms of the tender offer, the Company offered to purchase the Warrants (at a price of USD 0.95 per warrant) from any warrant holder who did not validly withdraw from the offer or who did not exercise their warrants by the expiration date of the tender offer (September 19, 2023). Any warrant holder who did not participate in the tender offer or who validly withdrew from the tender offer before its expiration date was given an additional 14 days after the expiration date to exercise their warrants before their warrants would be redeemed at USD 0.86 per warrant.

As of the expiration date, 12,047,600 public warrants and 4,500,000 private warrants were validly tendered and not validly withdrawn from the offer, respectively. As of October 4, 2023 (14 days after the expiration date), the remaining 702,400 public warrants were redeemed at a price of USD 0.86 per warrant.

Earnout shares classified as liability

Earnout Shares issued to former stockholders of Tiberius and former shareholders of IGI are accounted for as liability classified instruments because the earnout triggering events that determine the number of Earnout Shares to be earned include multiple settlements alternatives and events that are not solely indexed to the common stock of the Company.

The fair value of this liability is determined using a Monte Carlo simulation model. This approach takes into account the share price as at the Valuation Date, the threshold price for vesting, expected volatility (estimated using historical share price movements of comparable companies), expected dividend yield, the risk-free rate, and the earn out period up to March 17, 2028.

The Earnout Shares are subject to vesting at stock prices ranging from USD 11.50 to 15.25 per share.

On December 13, 2023, January 23, 2024 and June 10, 2024 the first, second and third vesting threshold of the Earnout Shares was achieved. Accordingly, 1,400,000, 560,800 and 550,000 shares were transferred to equity and no longer considered a liability.

The following table summarizes the assumptions used in estimating the fair value of the Earnout Shares as of the end of each relevant period / year:

	June 30, 2024	December 31, 2023
Stock price (USD)	14.00	12.88
Expected volatility (%)	25.0%	25.0%
Risk free rate (%)	4.45%	3.91%
Expected term (in years)	3.71	4.21
Expected dividends (%)	0.29%	0.31%

The table below illustrates the movement on the Earnout Shares during the period / year:

	June 30, 2024	December 31, 2023
	USD ’000	USD ’000

Fair value of Earnout Shares at the beginning of the period / year	17,290	13,800
Change in fair value	3,228	20,970
Transfer of the vested Earnout Shares to equity	(15,088)	(17,480)
Fair value of Earnout Shares at the end of period / year	5,430	17,290